UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       February 9, 2009
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Ramtron International Corporation ("Ramtron") announced today that on February 9, 2009, it entered into a foundry services agreement with IBM Corporation ("IBM"). In addition to a Custom Sales Agreement, pursuant to which IBM will provide ferroelectric RAM (F-RAM) manufacturing services to Ramtron on a purchase order basis, Ramtron and IBM entered into Inbound Equipment and Program Loan Agreement, pursuant to which Ramtron will loan specialized equipment to IBM to use in manufacturing products for Ramtron, and an Agreement for Exchange of Confidential Information, pursuant to which exchanges of Ramtron's and IBM's respective confidential information and trade secrets will be protected (cumulatively, the "Agreements").

Pursuant to the Agreements, Ramtron's F-RAM semiconductor process technology will be installed in IBM's Burlington, Vermont, advanced wafer manufacturing facility to produce products on IBM's standard 180-nanometer CMOS wafer process. Ramtron expects the new foundry supply from IBM will enable Ramtron to produce its existing products more cost-effectively and expedite Ramtron's introduction of new F-RAM semiconductor products to be manufactured by IBM. The first commercial production of Ramtron's F-RAM products from the IBM foundry is anticipated in 2010. The term of the Custom Sales Agreement extends through December 31, 2016, subject to earlier termination under certain conditions.

Under the Agreements, IBM will provide Ramtron with facility design and fit up, tool installation and tool qualification services in support of IBM's manufacture of Ramtron's F-RAM products. Ramtron will provide tools, peripheral equipment, technology and specifications required for IBM's manufacture of Ramtron's products. Ramtron will also provide its F-RAM technology and engineering expertise to IBM to assist in the integration and process development of Ramtron's F-RAM products. Ramtron expects to fund the capital equipment and development costs for the IBM foundry operations from its capital resources and an extended loan facility, currently being negotiated, with Silicon Valley Bank.

No license to any patent, trademark, copyrights, mask work, trade secret, utility model, know-how or other intellectual property rights were granted by either Ramtron or IBM under the Agreements.

The forward-looking statements in this report are being made as of the date of this report, and Ramtron expressly disclaims any obligation to update or revise any forward-looking statement contained herein. These forward-looking statements involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from those indicated by these forward-looking statements. Please refer to Ramtron's Securities and Exchange Commission filings for a discussion of such risks.

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The above descriptions of the material terms of the Agreements are qualified in their entirety by reference to the text of the Agreements, redacted versions of which the Registrant intends to file as exhibits to a future periodic report.

The full text of Ramtron's press release announcing the Agreements is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Shell Company Transactions - Not Applicable
     (d)  Exhibits:

                99.1   Press Release dated February 12, 2009.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)

Dated: February 12, 2009

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